Exhibit 99.1

HERITAGE BANKSHARES, INC.	200 East Plume Street
Norfolk, Virginia 23510

FOR IMMEDIATE RELEASE

Press Release

Contact:	John O. Guthrie
Phone:	757-523-2600

Heritage Bankshares, Inc. Announces Accounting Review Results

Norfolk, Virginia: December 9, 2005 — Heritage Bankshares, Inc. (Pinksheets: HBKS) (Heritage), today provided the results of its previously announced review of its financial statements for the period 2000 through 2004. Management believes that accounting errors for periods prior to January 1, 2002 were immaterial to the company’s financial condition and results of operations. Heritage expects to reflect such errors as a cumulative adjustment to Stockholders’ Equity as of January 1, 2002, which will decrease by $91,000 or (0.85%) from $10.658 million to $10.567 million. The results of Heritage’s financial review reflect that net income for 2002 has increased by $86,662, or approximately 6.4%; net income for 2003 has decreased by $26,781, or approximately 1.5%; and net income for 2004 has decreased by $732,214, or approximately 30.5%. The following is a discussion of the financial analysis which Heritage management has undertaken in order to reach its conclusions. Heritage intends to finalize its work and file its annual report on Form 10-KSB for the year ended December 31, 2004 with the Securities and Exchange Commission as soon as possible. The report will include restated annual financial statements for 2002 and 2003 together with annual financial statements for 2004.

Background

As previously announced, in February of 2005, Heritage appointed a new President & Chief Executive Officer following the death of its former President & CEO in November of 2004; Heritage’s Chief Financial Officer subsequently resigned and Heritage appointed a new CFO. Shortly thereafter, the new management team began a review of various items in Heritage’s financial statements and accounting records in connection with the preparation of Heritage’s annual report and Form 10-KSB for 2004. Management discovered accounting errors in Heritage’s previously reported financial statements for 2004 relating to the treatment of stock options under Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (APB 25), and the calculation of diluted earnings per share, and concluded and announced that the financial statements for 2004 should no longer be relied upon and would need to be restated.

In light of the errors discovered, Heritage management undertook additional review of Heritage’s financial statements for periods 2000 through 2004. As previously announced, completing this review was a more difficult task than management originally anticipated, in particular because of Heritage’s misapplication of Statement of Financial Accounting Standards No. 91, “Accounting for Non-Refundable Fees and Costs Associated with Originating or Acquiring Loans and Indirect Costs of Leases” (FAS 91).

As previously announced, management concluded on November 3, 2005 that due to certain accounting errors Heritage’s financial statements for the years ended December 31, 2003 and December 31, 2002 should be restated and no longer be relied upon. On November 7, 2005, the Audit Committee of the Board of Directors discussed this matter and concurred with management’s conclusion.

In the course of its review, management also found additional errors relating to various matters, the impact of which are described below.

FAS 91 – Deferral of Loan Fees and Origination Costs

FAS 91 generally requires that loan fees and direct loan origination costs be deferred and recognized as an adjustment to the loan’s yield. Amortization of the net fee and cost is calculated using either the level-yield or straight-line method, depending on the type of loan. Heritage’s misapplication of FAS 91 involved both the calculation of direct origination costs, as well as applying the correct amortization method.

Current management re-estimated the unamortized net fee and cost for loans at the end of each fiscal year, beginning at December 31, 1999. The result of the FAS 91 re-estimation analysis reflected a cumulative adjustment to net deferred loan costs, as well as an adjustment to pre-tax income. In addition, the analysis reflected a significant reduction in salaries and benefit costs (deferred direct loan origination costs for each respective year), generally offset by a reduction in interest income (yield adjustment) on loans.

Deferred Compensation Plan

Heritage currently maintains a deferred compensation plan for certain directors and its former Chief Executive Officer. The plan provides for a defined monthly benefit for each participant in accordance with the terms of each individual’s participation agreement. Heritage has also purchased life insurance to fund a portion of the deferred compensation liability.

Management discovered errors in accounting for the deferred compensation plans and associated life insurance resulting from a misapplication of generally accepted accounting principles (GAAP), which require that the employer’s obligation be accrued according to the terms of the individual contracts over the required service period to the date the participants are fully eligible to receive the benefits. Under such principles, at the full eligibility date, the deferred compensation liability should equal the then present value of the estimated benefit payments to be made under the individual contract. Heritage’s misapplication of these calculations required by GAAP resulted in an understatement of the required liability.

GAAP also requires that life insurance purchased to fund any portion of the deferred compensation liability to be accounted for separately, that is, not offset against or otherwise integrated into the accounting for the deferred compensation liabilities. In 2002, life insurance proceeds were incorrectly credited to the deferred compensation liability, thereby partially covering a shortfall that existed in that liability. In addition, an increase in the cash surrender value of the life insurance contracts during 2001 was not recorded until 2002, thus requiring an additional accounting correction.

Stock Options

As previously reported, Heritage misapplied APB 25 in accounting for the exercise of stock options. When options were exercised, the tax benefit from the option exercises was incorrectly reflected as an income tax expense reduction and, therefore, an increase in Heritage’s net income. However, under APB 25, the tax benefit should not have been included in Heritage’s income statement but instead should have been recorded solely as an increase in additional paid-in capital. As a result, Heritage’s income tax expense for each year was understated by the amount of the tax benefit and, therefore, the earnings were overstated by a commensurate amount.

Also as previously announced, Heritage had not properly accounted for the effect of tax benefits in the calculation of outstanding dilutive common stock options. Earnings per share have been recalculated to correct this error.

Other Adjustments

Adjustments were also necessary to correct accounting errors related to the following items:

•	A 2004 charge, as previously announced, related to the impairment of certain loans under a lending relationship with one borrower.

•	In the early 1990s, Heritage acquired, through foreclosure, four properties which were subsequently rented. Although initially recording depreciation expense for these properties, Heritage discontinued recordation of that expense several years later. Accordingly, since the properties were held for investment, accounting corrections to adjust for the discontinued depreciation were necessary.

•	Employer 401(k) matching contributions were not recorded properly during the year incurred.

•	A 2004 impairment charge related to certain long-lived assets.

•	Income tax expense adjustments to correct errors in 2002 and 2003.

Heritage also made additional adjustments to correct other miscellaneous accounting errors.

Summary of Adjustments

The tables below present the estimated adjustments to net income with respect to the years ended December 31, 2002, 2003 and 2004, and the balance sheet at December 31, 2002, 2003 and 2004.

HERITAGE BANKSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME

Year Ended December 31

	As Reported 2002	Effects of Adjustments	Restated 2002	As Reported 2003	Effects of Adjustments	Restated 2003	As Reported 2004 (2)	Effects of Adjustments	Restated 2004
Interest and fees on loans
FAS 91 Yield Adjustment		$(405,596)			$(419,040)			$(332,561)
Loan fees - reclassification to noninterest income		(83,021)			(80,466)			(83,971)
Miscellaneous		2,039			(1,333)			(4,370)

Total	$6,418,644	(486,578)	$5,932,066	$6,460,321	(500,839)	$5,959,482	$7,441,632	(420,902)	$7,020,730

Interest on investment securities
Available for sale - reclassification to AFS		98			286			1,174
Held to maturity		—			—			—

Total	819,735	98	819,833	692,134	286	692,420	586,677	1,174	587,851

Interest on federal funds sold	135,251	—	135,251	112,263		112,263	47,905		47,905
Interest on deposit accounts		—	—	2,046		2,046	2,665		2,665

Total interest income	7,373,630	(486,480)	6,887,150	7,266,764	(500,553)	6,766,211	8,078,879	(419,728)	7,659,151

Interest expense
Interest on deposits	2,525,852	—	2,525,852	2,178,402		2,178,402	2,119,106		2,119,106
Interest on short-term borrowings	55,685	—	55,685	39,444		39,444	35,898		35,898

Total interest expense	2,581,537	—	2,581,537	2,217,846	—	2,217,846	2,155,004	—	2,155,004

Net interest income	4,792,093	(486,480)	4,305,613	5,048,918	(500,553)	4,548,365	5,923,875	(419,728)	5,504,147

Provision for loan losses	99,000	—	99,000	40,000		40,000	100,000	353,000	453,000

Net interest income after provision for loan losses	4,693,093	(486,480)	4,206,613	5,008,918	(500,553)	4,508,365	5,823,875	(772,728)	5,051,147

Noninterest income
Services charges	295,217	—	295,217	302,688	—	302,688	300,477	—	300,477
Other noninterest income
Life insurance proceeds		142,000			—			—
Loan fees - reclassification from interest on loans		83,021			80,466			83,971
Cash Surrender Value - Life insurance		(46,504)			—			—
Dividends on equities		(98)			(286)			(1,174)
Miscellaneous		—			4,418			5,919

Total - other noninterest income	551,957	178,419	730,376	1,041,200	84,598	1,125,798	1,012,517	88,716	1,101,233

Total noninterest income	847,174	178,419	1,025,593	1,343,888	84,598	1,428,486	1,312,994	88,716	1,401,710

Noninterest expense
Salaries and employee benefits
FAS 91 Deferred Costs		(391,909)			(485,720)			(263,861)
Deferred compensation plans		(38,023)			4,079			11,240
401(k) plan expense adjustments		36,108			11,108			(48,382)
Miscellaneous		13,901			5,503			(12,181)

Total salaries and employee benefits	1,932,129	(379,923)	1,552,206	2,102,315	(465,030)	1,637,285	2,149,055	(313,184)	1,835,871

Other noninterest expense
Depreciation expense - Investment property		21,485			21,485			21,485
Loss on impairment - ATMs		—			—			45,857
Miscellaneous		(22,984)			(20,781)			(13,563)

Total - other noninterest expense	657,362	(1,499)	655,863	749,306	704	750,010	1,178,130	53,779	1,231,909

Automated services	297,413	—	297,413	376,690	—	376,690	438,856	(9,056)	429,800

Occupancy expenses	239,177	—	239,177	246,192	—	246,192	249,642	—	249,642

Furniture and equipment expense
Miscellaneous		24,096			15,781			8,226

Total furniture and equipment expense	199,443	24,096	223,539	181,173	15,781	196,954	197,189	8,226	205,415

Taxes and licenses	126,355	—	126,355	144,543	—	144,543	150,468	—	150,468

Stationery and supplies	73,245	—	73,245	74,842	—	74,842	71,765	—	71,765

Total noninterest expense	3,525,124	(357,326)	3,167,798	3,875,061	(448,545)	3,426,516	4,435,105	(260,235)	4,174,870

Income before income taxes	2,015,143	49,265	2,064,408	2,477,745	32,590	2,510,335	2,701,764	(423,777)	2,277,987

Income tax expense
APB 25, Stock Options		22,594			30,041			452,521
Tax effect of adjustments		32,561			11,080			(144,084)
Correction of other tax provision errors		(92,552)			18,250			—

Total income tax	650,440	(37,397)	613,043	740,079	59,371	799,450	300,858	308,437	609,295

Net income	$1,364,703	$86,662	$1,451,365	$1,737,666	$(26,781)	$1,710,885	$2,400,906	$(732,214)	$1,668,692

Earnings per share: (1)

Basic	$0.87	$0.06	$0.93	$1.10	$(0.01)	$1.09	$1.42	$(0.43)	$0.99

Diluted	$0.82	$0.07	$0.89	$1.02	$0.01	$1.03	$1.37	$(0.41)	$0.96

Weighted average basic shares (1)	1,562,358	(567)	1,561,791	1,576,258	(597)	1,575,661	1,689,295	(6,658)	1,682,637

Weighted average diluted shares (1)	1,656,418	(29,638)	1,626,780	1,698,864	(41,226)	1,657,638	1,754,085	(17,415)	1,736,670

(1)	Adjusted for 2 for 1 stock split
(2)	Certain noninterest expenses as presented in Heritage's press release for the year 2004 have been reclassifed to conform with prior years’ presentation

HERITAGE BANKSHARES, INC.

CONSOLIDATED BALANCE SHEETS

December 31,

	As Reported 2002	Effects of Adjustments	Restated 2002	As Reported 2003	Effects of Adjustments	Restated 2003	As Reported 2004	Effects of Adjustments	Restated 2004
ASSETS
Cash and due from banks	$8,878,558	$(217,864)	$8,660,694	$8,929,926	$(193,484)	$8,736,442	$6,759,478	$(288,788)	$6,470,690
Federal funds sold	13,423,376	217,864	13,641,240	10,600,345	193,484	10,793,829	1,117,880	288,788	1,406,668
Securities available for sale	14,257,498	24,221	14,281,719	18,572,979	28,680	18,601,659	14,177,896	106,618	14,284,514
Securities held to maturity	1,641,357	(7,455)	1,633,902	1,691,802	(17,455)	1,674,347	1,626,489	(80,475)	1,546,014
Loans, net	81,465,850	143,055	81,608,905	100,352,375	209,735	100,562,110	123,757,168	(211,965)	123,545,203
Loans held for sale	3,361,680	—	3,361,680	171,475	—	171,475	1,515,700	—	1,515,700
Accrued interest receivable	477,100	3,716	480,816	571,655	2,383	574,038	578,625	(1,987)	576,638
Other real estate owned	433,340	(433,340)	—	—	—	—	—	182,037	182,037
Premises and equipment, net	2,391,222	24,791	2,416,013	2,289,328	15,553	2,304,881	2,559,201	(33,402)	2,525,799
Other assets	1,799,351	260,042	2,059,393	1,789,389	(181,105)	1,608,284	1,943,546	(376,192)	1,567,354

Total Assets	$128,129,332	$15,030	$128,144,362	$144,969,274	$57,791	$145,027,065	$154,035,983	$(415,366)	$153,620,617

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
Noninterest bearing deposits	$21,623,273	$15,349	$21,638,622	$29,525,495	$7,477	$29,532,972	$26,075,405	$(16,711)	$26,058,694
Interest-bearing deposits	89,000,702	—	89,000,702	95,221,901	—	95,221,901	107,052,436	—	107,052,436

	110,623,975	15,349	110,639,324	124,747,396	7,477	124,754,873	133,127,841	(16,711)	133,111,130
Securities sold under agreements to repurchase	4,467,660	—	4,467,660	5,959,341	—	5,959,341	2,030,021	—	2,030,021
Short-term borrowings	65,349	(15,349)	50,000	57,477	(7,477)	50,000	1,774,289	16,711	1,791,000
Accrued interest payable	248,356	—	248,356	201,942	—	201,942	231,905	—	231,905
Other liabilities	961,279	(11,440)	949,839	694,008	31,719	725,727	1,089,486	(171,591)	917,895

Total liabilities	116,366,619	(11,440)	116,355,179	131,660,164	31,719	131,691,883	138,253,542	(171,591)	138,081,951

Stockholders’ equity
Common stock, $5 par value - authorized 3,000,000 shares	3,922,625	3,922,625	7,845,250	3,959,500	3,959,500	7,919,000	8,535,910	—	8,535,910
Additional paid-in capital	(302,461)	99,677	(202,784)	(260,005)	92,843	(167,162)	18,197	245,909	264,106
Retained earnings	7,878,163	(4,003,598)	3,874,565	9,474,344	(4,030,379)	5,443,965	7,254,268	(503,638)	6,750,630
Accumulated other comprehensive income (loss)	264,386	7,766	272,152	135,271	4,108	139,379	(25,934)	13,954	(11,980)

Total stockholders’ equity (1)	11,762,713	26,470	11,789,183	13,309,110	26,072	13,335,182	15,782,441	(243,775)	15,538,666

Total Liabilities and Stockholders’ Equity	$128,129,332	$15,030	$128,144,362	$144,969,274	$57,791	$145,027,065	$154,035,983	$(415,366)	$153,620,617

Outstanding shares (2)	1,569,050		1,569,050	1,583,800		1,583,800	1,707,182		1,707,182
Book value per share (2)	$7.50	$0.01	$7.51	$8.40	$0.02	$8.42	$9.24	$(0.14)	$9.10

(1)	Stockholders’ equity at January 1, 2002 was reduced by $90,552 for the cumulative effect, net of income taxes, for prior years' accounting errors
(2)	Adjusted for 2 for 1 stock split

The “as reported” figures for 2004 were reported in Heritage’s Form 8-K filed on January 31, 2005; the “as reported” figures for 2002 and 2003 were reported in Heritage’s Forms 10-KSB for the applicable fiscal year. The financial information contained in the above tables may be adjusted in connection with Heritage’s final preparation of the financial statements that will be included in its Form 10-KSB for 2004; Heritage currently does not expect that any such adjustments would be material.

Heritage is the parent company of Heritage Bank (www.heritagebankva.com). Heritage Bank has four full-service branches in the City of Norfolk, one full-service branch in the City of Virginia Beach, and one branch in the City of Chesapeake. Heritage Bank provides a full range of financial services including business, personal and mortgage loans, insurance, and annuities.

Forward Looking Statements

The press release contains statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Heritage’s actual results, performance, achievements, and business strategy to differ materially from those anticipated. Forward looking statements often contain a word such as “expect,” “believe,” “estimate” or “anticipate.” For example, our forward-looking statements include statements regarding our expectations for on-going review of accounting matters, the expected or estimated results of that review, and our current analysis of the results of that review. Factors that could cause such actual results, performance, achievements and business strategy to differ materially from those anticipated include: discovery of further accounting errors, general and local economic conditions, competition, capital requirements of the bank’s announced expansion plans, customer demand for Heritage’s banking products and services, and the risks and uncertainties described in Heritage’s Form 10-KSB filed with the Securities and Exchange Commission. Heritage disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.